DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund

Supplement to the Fund's Prospectuses
dated February 25, 2005

On August 18, 2005, the Board of Trustees of Delaware Group Adviser Funds unanimously voted to approve changes to the investment strategies and policies of Delaware Diversified Income Fund (the "Fund"). The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "What are the Fund's main investment strategies" in the Prospectuses:

What are the Fund's main investment strategies?
The Fund allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Fund to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 15% of the Fund's total assets.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The following paragraph replaces the last two paragraphs in the Class A, Class B, Class C and Class R Prospectus and the last paragraph in the Institutional Class Prospectus under the section entitled "How we manage the Fund - Our investment strategies"

The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in Emerging Markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 15% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. Additionally, the Manager will limit non-U.S. dollar denominated securities to no more than 25% of net assets.

This Supplement is dated September 14, 2005.